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                                                                   EXHIBIT 10.2




                               SECURITY AGREEMENT

                                 by and between

                            CERION TECHNOLOGIES INC.

                                   as Borrower

                                       and

                              LASALLE NATIONAL BANK

                                    as Lender




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         THIS SECURITY AGREEMENT, dated as of May 31, 1996 (herein, as the same may at any time be amended or modified and in effect, referred to as this "AGREEMENT"), is entered into by and between CERION TECHNOLOGY INC., a Delaware corporation (the "BORROWER"), and LASALLE NATIONAL BANK (the "LENDER").

                                    RECITALS
                                    --------

         WHEREAS, the Borrower has entered into that certain Credit Agreement, dated as of the date hereof (as the same may be amended, modified, restated, supplemented, extended, refinanced or renewed from time to time, herein referred to as the "CREDIT AGREEMENT"), with the Lender; and

         WHEREAS, pursuant to the Credit Agreement, upon the terms and subject to the conditions therein set forth, the Lender has agreed to make Revolving Loans to the Borrower; and

         WHEREAS, the Borrower desires to secure the Borrower's obligations to the Lender under or with respect to the Credit Agreement or otherwise with the Collateral provided pursuant to this Agreement;

         WHEREAS, it is a condition precedent to the making of the Revolving Loans and the other financial accommodations under or with respect to the Credit Agreement that the Borrower enter into certain Security Documents, including this Agreement;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and other good and valuable consideration (receipt of which is hereby acknowledged), the parties hereto, intending to be legally bound, agree as follows:

         SECTION 1. DEFINITIONS. (a) When used herein, unless the context shall otherwise require, the following terms, shall have the following meanings:

         ACCOUNTS shall mean any and all rights to payment for goods sold or leased or for services rendered.

         BORROWER - see Preamble.

         CERTIFICATED SECURITY shall have the meaning assigned to such term in the Uniform Commercial Code.

         CHATTEL PAPER shall have the meaning assigned to such term in the Uniform Commercial Code.

         COLLATERAL shall have the meaning assigned to such term in SECTION 2 hereof.



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         COMPUTER HARDWARE AND SOFTWARE shall mean (i) all computer and other electronic data processing hardware, integrated computer systems, central processing units, memory units, display terminals, printers, features, computer elements, hard and soft disk drives, cables, electrical supply hardware, generators, power equalizers, accessories and all peripheral devices and other related computer hardware, whether now or hereafter owned, licensed, leased or acquired by the Borrower; (ii) all software programs, whether now or hereafter owned, licensed, leased or acquired by the Borrower, designed for use on the computers and electronic data processing hardware described in CLAUSE (i) above, including, without limitation, operating system software, utilities and application programs in whatsoever form (source code and object code in magnetic tape, disk or hard copy format or any other listings whatsoever); (iii) all firmware associated therewith, whether now owned or hereafter acquired by the Borrower; and (iv) all documentation for such hardware, software and firmware described in the preceding CLAUSES (i), (ii) and (iii), whether now owned, licensed or leased or hereafter acquired by the Borrower, including, without limitation, flow charts, logic diagrams, manuals, specifications, training materials, charts and pseudo codes.

         CONTRACT RIGHTS shall mean any and all rights, interests and remedies of the Borrower under or with respect to contracts, now or hereafter arising.

         COPYRIGHTS shall have the meaning assigned to such term in SECTION 2 hereof.

         CREDIT AGREEMENT - see recitals.

         DEFAULT shall mean any Event of Default or any condition, occurrence or event which after notice or lapse of time or both, would constitute an Event of Default.

         DOCUMENT shall have the meaning assigned to such term in the Uniform Commercial Code.

         EQUIPMENT shall mean all furniture, fixtures, machinery and equipment of the Borrower of every description used or useful in the conduct of the Borrower's business, and all accessories, accessions, additions, attachments, substitutions, replacements, improvements, parts and other property now or hereafter affixed thereto or used in connection therewith.

         FIXTURE shall have the meaning assigned to such term in the Uniform Commercial Code.

         GENERAL INTANGIBLES shall have the meaning assigned to such term in the Uniform Commercial Code.

         GOODS shall have the meaning assigned to such term in the Uniform Commercial Code.

         INSTRUMENT shall have the meaning assigned to such term in the Uniform Commercial Code.

         INTANGIBLE COLLATERAL shall mean all Collateral other than Inventory, Equipment, Fixtures and the Collateral described in CLAUSE (i) of the definition of Computer Hardware and Software.



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         INTELLECTUAL PROPERTY COLLATERAL shall mean, collectively, all Patents,
Trademarks, Trade Secrets and Computer Hardware and Software.

         INVENTORY shall mean any and all goods, merchandise and other personal property, including, without limitation, goods in transit, wheresoever located and whether now owned or hereafter acquired by the Borrower which are or may at any time be held for sale or lease, furnished under any contract of service or held as raw materials, work in process, supplies or materials used or consumed in the Borrower's business, and all such property the sale or other disposition of which has given rise to Accounts and which has been returned to or repossessed or stopped in transit by the Borrower.

         LENDER - see Preamble.

         OBLIGATIONS means all indebtedness, liabilities and obligations (monetary or otherwise) of the Borrower and/or any other Obligors to the Lender, its successors and assigns, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing or due or to become due, including, under or in connection with this Agreement, the Credit Agreement, the Notes, the other Loan Documents or any other note or agreement.

         PATENTS shall have the meaning assigned to such term in SECTION 2 hereof.

         PERMITTED LIEN shall mean all Liens permitted by the terms of SECTION
7.2.3 of the Credit Agreement.

         PERSON shall mean any natural person, corporation, partnership, limited liability company, firm, association, government, governmental agency or any other entity, whether acting in an individual, fiduciary or other capacity.

         SECURITY shall have the meaning assigned to such term in the Uniform Commercial Code.

         SECURITY INTEREST shall mean any interest in any personal property, fixture, asset or other right owned or being purchased or acquired by any Person which secures payment or performance of any obligation and shall include any mortgage, lien, pledge, hypothecation, encumbrance, charge or other security interest of any kind, whether arising under a security agreement, mortgage, deed of trust, chattel mortgage, assignment, pledge, financing or similar statement or notice or as a matter of law, judicial process or otherwise.

         TRADE SECRETS shall have the meaning assigned to such term in SECTION 2 hereof.

         TRADEMARKS shall have the meaning assigned to such term in SECTION 2 hereof.

         UNCERTIFICATED SECURITY shall have the meaning assigned to such term in the Uniform Commercial Code.



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         UNIFORM COMMERCIAL CODE shall mean the Uniform Commercial Code as in effect in the State of Illinois on the date of this Agreement, unless otherwise specified.

         (b) Unless otherwise defined herein, terms defined in the Credit Agreement shall have the same meaning when used herein notwithstanding any termination thereof. Terms not otherwise defined herein or in the Credit Agreement shall have the meanings, if any, ascribed to them under the Uniform Commercial Code.

         SECTION 2. GRANT OF SECURITY INTERESTS. As security for the payment of all Revolving Loans now or hereafter made by the Lender to the Borrower and for the full payment and performance of all other Obligations, the Borrower hereby assigns and pledges to the Lender, and hereby grants to the Lender a continuing security interest in, all of the Borrower's right, title and interest in and to the Collateral. As used herein with respect to the Borrower, the term "COLLATERAL" shall mean all personal property and fixtures of the Borrower wherever located, whether now or hereafter existing, owned, licensed, leased, consigned, arising or acquired, including, without limitation, all of the
Borrower's:

         (i)      Accounts;

         (ii) Goods (including, without limitation, all of the Borrower's Equipment, Fixtures and Inventory);

         (iii)    General Intangibles, including, without limitation:

                  (A)      All tax refunds;

                  (B) All trademarks, trade names, corporate names, fictitious business names, service marks, trade styles and logos, all licenses thereof, all registrations and recordings thereof and all applications pending and in preparation in connection therewith, now or hereafter existing anywhere in the world, including, without limitation, those listed on
                           SCHEDULE I hereto, and all of the goodwill of the business connected with the use of, or symbolized by, any of the foregoing, and all continuations, reissues, renewals and extensions thereof, the right to sue for past, present, and future infringements, dilutions, breaches or enforcements thereof or for injury to the goodwill associated therewith, all rights corresponding thereto throughout the world, and all proceeds of the foregoing (including, without limitation, licenses, royalties and proceeds of suits) (all of the foregoing being collectively hereinafter referred to as the "TRADEMARKS");

                  (C) All copyrights and all semiconductor chip product mask works, whether statutory or common law, registered or unregistered, now or hereafter in force anywhere in the world, all licenses thereof, all registrations and recordings



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                           thereof and all applications pending and in
                           preparation in connection therewith, now or hereafter existing anywhere in the world, including, without limitation, those listed on SCHEDULE II hereto, and all of the goodwill of the business connected with the use of, or symbolized by, any of the foregoing, and all continuations, reissues, renewals and extensions thereof, the right to sue for past, present, and future infringements, breaches or enforcements thereof or for injury to the goodwill associated therewith, all rights corresponding thereto throughout the world, and all proceeds of the foregoing (including, without limitation, licenses, royalties and proceeds of suits) (all of the foregoing being collectively hereinafter referred to as the "COPYRIGHTS");

                  (D) All patents, applications pending and in preparation for patents, and patent licenses, anywhere in the world, including, without limitation, those listed on
                           SCHEDULE III hereto, and all of the goodwill of the business connected with the use of, or symbolized by, any of the foregoing, and any and all reissues, divisions, continuations, renewals, extensions, continuations-in-part and reexaminatons thereof, the right to sue for past, present and future infringements, breaches or enforcements thereof, all rights corresponding thereto throughout the world, and all proceeds of the foregoing (including, without limitation, license royalties and proceeds of suits) (all of the foregoing being collectively hereinafter referred to as the "PATENTS");

                  (E) All common law and statutory trade secrets and all other confidential, proprietary or useful information and all know-how obtained by or used in or contemplated at any time for use in the business of the Borrower (all of the foregoing being collectively hereinafter referred to as the "TRADE SECRETS"), whether or not reduced to writing or other tangible form, including all documents and things embodying, incorporating or referring in any way to the Trade Secrets, including, without limitation, each Trade Secret license listed on SCHEDULE IV hereto, and all of the goodwill of the business connected with the use of, or symbolized by, any of the foregoing, and the right to sue for past, present and future misappropriations, breaches or enforcements of any Trade Secrets or licenses thereof, all rights corresponding thereto throughout the world, and all proceeds of the foregoing (including, without limitation, license royalties and proceeds of suits); and

                  (D) All rights arising from time to time to receive payment under a billing to a Person representing such Person's obligation to reimburse the Borrower for indebtedness paid or to be paid by the Borrower for such Person's account;

         (iv) Contract Rights, Chattel Paper, Documents, Instruments, Certificated Securities and Uncertificated Securities, including, without limitation, any and all of the property



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                  at any time delivered, pledged, assigned or transferred by the
                  Borrower to the Lender, and any other property of every kind or description of the Borrower, now or hereafter, for any reason or purpose whatsoever, in the possession or control of, or in transit to the Lender, any bailee or custodian for the Lender or in which the Lender now or hereafter has a Security Interest securing performance and payment of any of the Obligations pursuant to the provisions of any written agreement or instrument other than this Agreement or any other Loan Document;

         (v) Money and property now or at any time in the possession or under the control of, or in transit to, the Lender, the Borrower or any bailee, agent or custodian of the Lender or the Borrower;

         (vi) Right, title and interest (if any) in and to depositary accounts of the Borrower, all funds on deposit therein, all investments arising out of such funds, all claims thereunder or in connection therewith, and all cash, securities, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of such accounts, such funds or such investments;

         (vii) Computer Hardware and Software and all rights with respect thereto, including, without limitation, to the extent assignable to the Lender for collateral purposes any and all licenses, options, warranties, service contracts, program services, test rights, maintenance rights, support rights, improvement rights, renewal rights and indemnifications and any substitutions, replacements, additions or model conversions of any of the foregoing; and

         (viii) Insurance policies, including claims or rights to payment thereunder;

together with: (x) all books, ledgers, books of account, records, writings, data bases, information and other property relating to, used or useful in connection with, evidencing, embodying, incorporating or referring to, any of the foregoing; and (y) all proceeds, products, rents, issues, profits and returns of and from any of the foregoing.

         SECTION 3. THE BORROWER TO REMAIN LIABLE. The Borrower hereby expressly agrees that, anything herein to the contrary notwithstanding, it shall remain liable under each contract, agreement, interest or obligation assigned to the Lender hereunder to observe and perform all of the conditions and obligations to be observed and performed by the Borrower thereunder, all in accordance with and pursuant to the terms and provisions thereof. The exercise by the Lender of any of the rights assigned hereunder shall not release the Borrower from any of its duties or obligations under any such contract, agreement, interest or obligation. The Lender shall not have any duty, responsibility, obligation or liability under any such contract, agreement, interest or obligation by reason of or arising out of the assignment thereof to the Lender or the granting to the Lender of a Security Interest therein or the receipt by the Lender of any payment relating to any such contract, agreement, interest or obligation pursuant hereto, nor shall the Lender be required or obligated in


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any manner to perform or fulfill any of the obligations of the Borrower thereunder or pursuant thereto, or to make any payment, or to make any inquiry as to the nature or sufficiency of any payment received by it or the sufficiency of any performance of any party under any such contract, agreement, interest or obligation, or to present or file any claim, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it, in which it may have been granted a Security Interest or to which it may be entitled at any time or times.

         SECTION 4. REPRESENTATIONS, WARRANTIES AND COVENANTS. The Borrower represents and warrants to and covenants with the Lender that:

         (a) no Uniform Commercial Code financing statement or other evidence of a Security Interest (other than any which may be filed on behalf of the Lender or in connection with a Permitted Lien) covering any of the Collateral is or will be on file in any public office;

         (b) except for Inventory disposed of in the ordinary course of business (and as otherwise permitted under the terms of this Agreement and the Credit Agreement), the Borrower has and will continue to have a valid leasehold interest in all Collateral it leases, and good and marketable title to all its other Collateral, of any nature whatsoever (which, with respect to licenses, means that the Borrower is the lawful owner of its rights under the licenses), free and clear of all Security Interests whatsoever, other than the Security Interests created hereby and the Permitted Liens;

         (c) all of the Borrower's books and records are now located at one or more of the premises shown on SCHEDULE V hereto, and all of the Borrower's Goods are located either at one or more of the premises shown on SCHEDULE V hereto or at one or more of the premises shown on SCHEDULE VI hereto;

         (d) all information with respect to the Collateral set forth in any schedule, certificate, or other writing at any time heretofore, contemporaneously or hereafter furnished by the Borrower to the Lender, and all other information heretofore, contemporaneously or hereafter furnished by the Borrower to the Lender (under or in connection with this Agreement or otherwise), is and will be true and correct in all material respects as of the date furnished and does not and will not omit any material fact necessary to make the statements therein not misleading;

         (e) the Borrower shall not maintain its chief executive office in a location other than the location of its chief executive office identified in
SCHEDULE V except after thirty (30) days' advance written notice to the Lender, and, in furtherance of the foregoing, the Borrower shall: (i) manage the main part of the Borrower's business operations from the Borrower's chief executive office; (ii) maintain all credit information in which an investor, creditor or other Person having business relations with the Borrower would reasonably have an interest at its chief executive office; (iii) prepare Federal, State and local (if any) tax returns and all financial statements and reports at such chief executive office; (iv) designate such chief executive office as such on all tax returns, financial statements and reports, reports to credit bureaus and rating agencies and other similar returns,



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statements and reports; (v) maintain its bookkeeping and accounting departments at its chief executive office; (vi) cause its chief executive officer, chief operating officer, treasurer and other senior day-to-day supervisory management to maintain their offices at the chief executive office; (vii) maintain its corporate minute books and records (including stock transfer records) at its chief executive office; and (viii) take such other action from time to time as is required so that a creditor of the Borrower would reasonably expect the chief executive office identified on SCHEDULE V to be its chief executive office for purposes of Article 9 of the Uniform Commercial Code;

         (f) With respect to any Intellectual Property Collateral the partial or complete loss, impairment, infringement, breach or dilution of which, individually or in the aggregate, might have a materially adverse effect on the financial condition, operation, assets, business, properties or prospects of the Borrower or its ability to perform its Obligations:

                  (i) such Intellectual Property Collateral is subsisting and has not been adjudged invalid or unenforceable, in whole or in part;

                  (ii) such Intellectual Property Collateral is valid and enforceable and, in the case of Patents, the Borrower has notified the Lender in writing of all prior uses (including public uses and sales) of which it is aware;

                  (iii) the Borrower has duly made all necessary filings and recordations to protect its interest in such Intellectual Property Collateral, including, without limitation, recordation of all of its interests in the Patent Collateral and Trademark Collateral in the United States Patent and Trademark Office and in corresponding offices throughout the world and its claims to the Copyright Collateral in the United States Copyright Office and in corresponding offices throughout the world;

                  (iv) the Borrower is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to such Intellectual Property Collateral, free and clear of any Security Interest, charges and encumbrances, including, without limitation, licenses, shop rights and covenants by the Borrower not to sue third Persons, and no claim has been made that the use of such Intellectual Property Collateral does or may violate the rights of any third party; and

                  (v) the Borrower has performed and will continue to perform all acts and has paid and will continue to pay all required fees and taxes to maintain each and every item of such Intellectual Property Collateral in full force and effect throughout the world, as applicable.

                  (vi) No litigation or proceeding is pending or, to the best knowledge of the Borrower, threatened which contains allegations respecting the validity of any Intellectual Property Collateral;


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         (g) The Borrower owns directly or is entitled to use by license or otherwise, all Patents, Trademarks, Trade Secrets and Copyrights, and rights with respect to any of the foregoing, used in, necessary for or material to the conduct of the Borrower's business as now conducted or presently proposed to be conducted.

         (h) none of the Collateral (other than Collateral acquired in the ordinary course of business within the four (4) months preceding the date of this Agreement or Intangible Collateral) has, within the four (4) months preceding the date of this Agreement, been located at any place other than the Borrower's own premises at the address shown on the signature page hereto or at one or more of the premises listed on SCHEDULES V or VI hereto; and

         (i) the Borrower's legal name is that set forth on the signature page of this Agreement and SCHEDULE VII hereto lists all trade names by which the Borrower is now known or was previously known.

         Each representation and warranty made herein by the Borrower shall be deemed remade as of and at the date of each Borrowing (and the Borrower shall deliver a certificate to that effect with, as necessary, updated schedules attached thereto, as and when requested by the Lender), which remade representations and warranties shall have the same effect as if made contemporaneously with such Borrowing.

         SECTION 5.  PROCESSING, SALE, COLLECTIONS, ETC.

         (a) Until notice from the Lender to the contrary, given at any time after the occurrence and during the continuance of any Default, the Borrower (i) may, in the ordinary course of its business, at its own expense, sell, lease or furnish under contracts of service any of the Inventory normally held by the Borrower for such purpose, and use and consume, in the ordinary course of its business, any raw materials, work in process or materials normally held by the Borrower for such purpose (but no such sale or use shall limit or impair the Lender's Security Interest in any proceeds thereof, including, without limitation, any Account), (ii) will, at its own expense, endeavor to collect, as and when due, all amounts due with respect to any of the Intangible Collateral, and (iii) may grant, in the ordinary course of business, to any Person obligated on any of the Intangible Collateral, any rebate, refund or allowance to which such Person may be lawfully entitled, and may accept, in connection therewith, the return of goods, the sale or lease of which shall have given rise to such Intangible Collateral. The Lender, however, may at any time, whether before or after the maturity of any of the Obligations, so long as a Default shall have occurred and be continuing, (1) notify any Person obligated on any of the Intangible Collateral to make payment to the Lender of any amounts due or to become due thereunder; (2) enforce collection of any of the Intangible Collateral by suit or otherwise; (3) surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder or evidenced thereby; and (4) notify the Borrower (and upon receipt of such notice the Borrower agrees to notify, at its sole expense, any parties obligated on any of the Collateral) to make payment to the Lender of any amount due or to become due under the Collateral.


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         (b) If and to the extent that a perfected Security Interest hereunder in any Collateral shall cease to be perfected for any reason whatsoever (including, without limitation, sale of Inventory, Equipment or other personal property as provided herein or release of all or any balance in any other account of the Borrower or use or disposition by the Borrower of any proceeds of Collateral), then such Collateral (referred to in this paragraph as "RELEASED COLLATERAL") shall be deemed thereby released from the Security Interest hereunder in exchange, as of the time of such release, for any other Collateral of equivalent value in which a perfected Security Interest is being obtained contemporaneously or has been most recently obtained hereunder, but only to the extent such other Collateral does not represent either (x) Collateral in exchange for which any previously Released Collateral shall have been deemed released, or (y) Collateral of equivalent value to any loan or financial accommodation (otherwise than by renewal or extension) from the Lender or to the Borrower in which Collateral a perfected Security Interest hereunder shall have been obtained contemporaneously with or most recently prior to such loan or financial accommodation.

         (c) In accordance with SECTION 4.5 of the Credit Agreement, the Borrower will, forthwith upon receipt, transmit and deliver to the Lender in the form received, all cash, checks, drafts and other instruments or writings for the payment of money (properly endorsed, where required, so that such items may be collected by the Lender) which may be received by the Borrower at any time in full or partial payment or other proceeds of any Collateral.

         (d) Subject only to restrictions of applicable law, the Lender is authorized to endorse, in the name of the Borrower, any item, howsoever received by the Lender representing any Collateral or any payment on or other proceeds of any of the Collateral.

         SECTION 6.  AGREEMENTS OF THE BORROWER.  The Borrower shall:

         (a) keep all its Inventory and other Goods, unless the Lender shall otherwise consent in writing, at one or more of its own premises (as shown on SCHEDULE V hereto) or at one or more of the premises listed on SCHEDULE VI hereto; PROVIDED, HOWEVER, that (i) so long as no Default shall have occurred and be continuing, the Borrower may designate additional premises for inclusion on SCHEDULE V or VI hereto upon thirty (30) days' advance written notice to the Lender and (ii) in the case of the premises listed on SCHEDULE VI hereto from time to time, the Borrower's Inventory and other Goods shall be kept separate from the Inventory and other Goods of other Persons using such premises and shall be clearly and conspicuously designated as being the Borrower's sole property (for example, by posting signs or by affixing the Borrower's name on its Inventory and other Goods);

         (b) immediately notify the Lender of (i) the occurrence of any event or events causing loss or depreciation in value of the Borrower's Goods in excess, in the aggregate during any fiscal year, of $100,000, and (ii) the amount of such loss or depreciation.

         (c) furnish the Lender such information concerning the Borrower, the Collateral and the Persons obligated on the Accounts as the Lender may from time to time reasonably request in writing;



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         (d) defend the Borrower's title to the Collateral against all Persons
(other than the Lender) and against all claims and demands whatsoever, except those claims or demands which constitute Permitted Liens (and those of the Lender);

         (e) do all acts reasonably necessary to maintain, preserve and protect all Collateral, keep all Collateral in good condition and repair, and prevent any waste or unusual or unreasonable depreciation thereof;

         (f) comply in all material respects with all laws (including, without limitation, the provisions of the Fair Labor Standards Act), rules and regulations relating to, and promptly pay when due all license fees, registration fees, taxes, assessments and other charges which may be levied upon or assessed against, the ownership, operation, possession, maintenance or use of the Collateral; PROVIDED, HOWEVER, that the Borrower shall not be required to pay any such fee, tax, assessment or other charge, the validity of which is being contested by the Borrower in good faith by appropriate proceedings so long as forfeiture of any part of the Collateral will not result from the failure of the Borrower to pay any such fee, tax, assessment or other charge during the period of such contest and the Borrower maintains adequate reserves in accordance with GAAP in connection with such contest;

         (g) permit the Lender and designees of the Lender, from time to time, to inspect at reasonable times the Inventory, Equipment and other Collateral, and to, at reasonable times, inspect, audit and make copies of and extracts from all books, records and all other papers of the Borrower and will, upon request of the Lender, deliver to the Lender all of such books, records and papers which pertain to the Collateral and all Persons obligated with respect thereto;

         (h) upon request of the Lender stamp on its records concerning the Collateral (and/or enter into its computer records concerning the Collateral), a notation, in form and substance satisfactory to the Lender, of the Security Interests created hereby;

         (i) except for the sale of Inventory in the ordinary course of business and as may otherwise be permitted by this Agreement or by the Credit Agreement, not sell, lease, assign, license, sublicense, abandon or otherwise dispose of, or create or permit to exist any Security Interest (other than any Permitted
Lien) in, any Collateral to or in favor of anyone other than the Lender;

         (j) at all times keep all Inventory, Equipment and other Collateral insured against loss, damage, theft and other risks in the manner required by
SECTION 7.1.4 of the Credit Agreement (whether or not the Credit Agreement shall be in effect) and, if the Lender so requests, deposit with the Lender originals or certified copies of the relevant policies and certificates of insurance;

         (k) furnish to the Lender notice in writing as soon as possible and in any event not later than thirty (30) days prior to the occurrence from time to time of (i) any change in or addition to the locations of any part of the Collateral from the locations shown in SCHEDULES V and VI hereto, (ii) any change in the location of the Borrower's chief executive office and (iii) any change in the name of the Borrower or the name under or by which it conducts its business, each of such notices also to contain evidence that the Borrower has taken all action required or reasonably desirable to maintain and preserve the Security Interest in favor of the Lender on the Collateral, free and clear of any other Security Interest or encumbrance whatsoever except for Permitted Liens;

         (l) after the occurrence of an Event of Default, reimburse the Lender on demand for all expenses, including attorneys' fees and legal expenses and expenses of any repairs to realty or other property to which any Collateral may be affixed, incurred by the Lender in seeking to collect or enforce any rights under or with respect to the Collateral, in seeking to collect the Obligations, and in enforcing its rights hereunder, together with interest thereon from the date due until reimbursed by the Borrower at a rate per annum equal to the post-maturity rate provided in Section 3.2.2 of the Credit Agreement;

         (m) *** either itself or through licensees, unless the Borrower shall reasonably determine that a Trademark is of negligible economic value to the Borrower, (i) continue to use each Trademark on each and every trademark class of goods with which it is associated (as reflected in its catalogs, brochures and price lists) in order to maintain each Trademark in full force free from any claim of abandonment for non-use, (ii) maintain the quality of products and services offered under each Trademark, (iii) employ each Trademark with the appropriate notice of application or registration, (iv) not adopt or use any mark which is confusingly similar or a colorable imitation of any Trademark, (v) not use any Trademark except for the uses for which registration or application for registration of such Trademark has been made, and (vi) not (and not permit any licensee or sublicensee thereto to) do any act or knowingly omit to do any act whereby any Trademark may become invalidated;

         (n) at its sole expense, without any request by the Lender, (i) immediately deliver or cause to be delivered to the Lender, in due form for transfer (i.e., endorsed in blank or accompanied by duly executed undated, blank stock or bond powers in form and substance satisfactory to the Lender), Chattel Paper, Instruments and Documents, if any, at any time representing or constituting any of the Collateral, (ii) cause the Lender's Security Interest hereunder and under any other documents securing the Obligations to be at all times duly noted on any certificate of title issuable with respect to any of the Collateral and forthwith deliver or cause to be delivered to the Lender each such certificate of title, and (iii) forthwith, execute and deliver or cause to be executed and delivered to the Lender, in due form for filing or recording (and pay the cost of filing or recording the same in all public offices deemed necessary or advisable by the Lender) such assignments, security agreements, pledge agreements, consents, waivers, financing statements and other documents, and do such other acts and things, all as may from time to time be necessary or desirable to establish and maintain to the satisfaction of the Lender a valid perfected Security Interest in all assets of the Borrower now or hereafter existing or acquired (free of all other Security Interests, claims and rights of third parties whatsoever other than Permitted Liens) to secure payment and performance of the Obligations;

         (o) at the Lender's request after the occurrence and during the continuance of a Default transfer all or any part of the Collateral into the name of the Lender or its nominee;

         (p) to the extent that any of the Collateral is located on Premises (as defined in EXHIBIT A hereto) belonging to any Person other than the Borrower and/or subject to a lien or mortgage in favor of any Person other than the Lender, provide the Lender with a waiver agreement substantially in the form of EXHIBIT A hereto executed by the owner and/or mortgagee or lienholder of the Premises concerned; and

         (q) not take any action or omit to take any action which action or omission would in any manner impair the enforceability of the Lender's Security Interest in any of the Collateral.

         SECTION 7. RENEWALS, AMENDMENTS AND OTHER SECURITIES; PARTIAL RELEASES.

         (a) If at any time, whether before or after any of the Obligations shall be due and payable, the Lender takes any or all of the Permitted Actions (as hereinafter defined), such actions shall not affect the enforceability of this Agreement, the Credit Agreement, or any of the other Loan Documents or the Obligations. The Lender shall have taken a "PERMITTED ACTION" if it shall: (i) retain or obtain a Security Interest in any property to secure payment and performance of any of the Obligations, (ii) retain or obtain the primary or secondary obligation of any obligor or obligors, in addition to the Borrower's, with respect to any of the Obligations, (iii) extend or renew any of the Obligations for one or more periods (whether or not longer than the original period), alter or exchange any of the Obligations, or release or compromise any obligation of any nature of any obligor with respect to any of the Obligations,(iv) release or fail to perfect its Security Interest in, or impair, surrender, release or permit any substitution or exchange for, all or any part of any property securing payment and performance of any of the Obligations, or extend or renew for one or more periods (whether or not longer than the original period) or release, compromise, alter or exchange any obligations of any nature of any obligor with respect to any such property, and (v) resort to the Collateral (or any thereof) for payment of any of the Obligations when due, whether or not the Lender shall have resorted to any property securing any of the Obligations or shall have proceeded against the Borrower or against any other obligor primarily or secondarily obligated with respect to any of the Obligations. The Lender shall have no obligation to take any Permitted Action.

         (b) No release from the Security Interest created by this Agreement of any part of the Collateral by the Lender shall in any way alter, vary or diminish the force or effect of any Security Interest created by this Agreement against the balance or remainder of the Collateral.

         SECTION 8. GRANT OF LICENSE TO USE GENERAL INTANGIBLES. Solely for the purpose of enabling the Lender to exercise any of its rights and remedies hereunder at such time as the Lender, without regard to this SECTION 8, shall be lawfully entitled to exercise such rights and remedies, and provided that the Lender may do so only after the occurrence of an Event of Default, the Borrower hereby grants to the Lender an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to the Borrower) to use, assign, license or sublicense any of the

Borrower's General Intangibles (to the extent the Lender may lawfully be entitled to do so), now or hereafter owned, licensed, leased or acquired by the Borrower, and wherever the same may be located, including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout thereof. Except with respect to items of Collateral not owned by the Borrower, no agreements hereafter acquired or agreed to or entered into by the Borrower shall prohibit, restrict or impair the Security Interest granted hereunder.

         SECTION 9. INFORMATION. After the occurrence and during the continuation of an Event of Default, the Lender and any of the officers, employees, agents or auditors of the Lender shall have the right to make inquiries by mail, telephone, facsimile or otherwise to any Person with respect to validity and amount or any other matter (including, without limitation, the assertion by any Person of claims, offsets and counterclaims) concerning any of the Collateral.

         SECTION 10.  EVENTS OF DEFAULT.

         (a) (i) Whenever an Event of Default shall occur and be continuing the Lender may exercise from time to time any and all rights and remedies available to it under this Agreement, the other Loan Documents and/or the Uniform Commercial Code and other applicable law, as in effect from time to time. The Borrower agrees, upon the occurrence and continuance of an Event of Default and upon the request of the Lender, to assemble, at the Borrower's expense, all Inventory and Equipment at a convenient place acceptable to the Lender.

         (ii) The Borrower hereby expressly waives, to the fullest extent permitted by applicable law, any and all notices, advertisements, hearings or process of law in connection with the Lender's exercise of any of its rights or remedies after the occurrence and during the continuation of an Event of Default. If any notification of intended disposition of any of the Collateral is required by law, such notification shall be deemed reasonably and properly given if sent, at least ten (10) days before such intended disposition, in the manner, and at the address of the Borrower, specified for notices in the Credit Agreement (or at any other address of the Borrower which appears on the Lender's records). The Lender may apply any proceeds of any of the Collateral to the payment of expenses which the Lender incurs in connection with the enforcement of this Agreement and the other Loan Documents and in exercising its rights and remedies, including, without limitation, reasonable attorneys' fees and legal expenses. The Lender shall apply any balance of such proceeds toward the payment of the Obligations, in such order of application as the Lender may, in its sole discretion, elect from time to time.

         (b) Without limiting any other provision of this Agreement: whenever an Event of Default shall have occurred and be continuing, the Lender may enter upon any premises where the Collateral or any part thereof may be, and take possession of all or any part thereof with or without process of law; and the Lender may, without being responsible for loss or damage, hold, store, keep idle, use, lease, operate or otherwise use or permit the use of the same or any part thereof or render all or part thereof unusable for such time and upon such terms as the Lender may deem to be commercially reasonable, and may demand, collect and retain all earnings and all other sums due and to become due in respect of the same from any Person whomsoever, accounting only for net earnings, if any, arising from such use after charging against all receipts from the use of the same or from the sale thereof, by court proceedings or pursuant to SECTION 10(C) hereof or otherwise, all reasonable costs and expenses of, and damages or losses by reason of, such use or sale.

         (c) The Borrower hereby agrees to reimburse the Lender for any and all costs and expenses, including reasonable attorneys' fees and legal expenses, incurred by the Lender in seeking to collect or enforce any rights or remedies under or with respect to the Collateral, in seeking to collect the Obligations, and in enforcing its rights hereunder, together with interest thereon from the date incurred until reimbursed by the Borrower at a rate per annum equal to the post-maturity rate provided in Section 3.2.2 of the Credit Agreement.

         (d) The Borrower agrees that in any sale of any of the Collateral, the Lender is authorized to comply with any limitation or restriction in connection with such sale as is in accordance with the Uniform Commercial Code. The Borrower further agrees that such compliance shall not result in such sale being deemed not to have been made in a commercially reasonable manner.

         (e) If sufficient sums are not realized upon any disposition of the Collateral to pay all the Obligations and any expenses of such disposition, including, without limitation, attorneys' fees, the Borrower hereby promises to pay immediately any resulting deficiency.

         (f) No right or remedy herein conferred is intended to be exclusive of any other right or remedy, but every such right or remedy shall be cumulative and shall be in addition to every other right or remedy herein conferred, or conferred upon the Lender by any other agreement or instrument or security, or now or hereafter existing at law or in equity or by statute.

         SECTION 11. AUTHORITY OF THE LENDER. (a) The Lender shall have, and be entitled to exercise, all such powers hereunder as are specifically delegated to the Lender by the terms hereof, together with such powers as are incidental thereto. The Lender may execute any of its duties hereunder by or through agents or employees and shall be entitled to retain counsel and to act in reliance upon the advice of such counsel concerning all matters pertaining to its duties hereunder. The Lender will give the Borrower notice ten (10) days in advance of any action taken pursuant to SECTIONS 8, 9 or 10(b) hereof as long as the Lender determines, in its sole and absolute discretion, that such notice is commercially feasible, PROVIDED that failure by the Lender to give the Borrower such notice shall not affect the legality of the actions taken. Neither the Lender, nor any director, officer, employee or agent of the Lender, shall be liable for any action taken or omitted to be taken by it hereunder or in connection herewith, except for its own gross negligence or wilful misconduct. The Borrower agrees to reimburse the Lender, on demand, for all reasonable costs and expenses incurred by the Lender in connection with the enforcement of this Agreement (including costs and expenses incurred by any agent of the Lender) and agrees to indemnify (which indemnification shall survive any termination of this Agreement) and hold harmless the Lender and any such agent from and against any and all liability incurred by the Lender or such agent hereunder or in connection herewith, unless such liability shall be due to gross negligence or wilful misconduct on the part of such indemnified Person.

         (b) The Lender may from time to time, at its option, perform any obligation to be performed by the Borrower hereunder, under the Credit Agreement or under any other Loan Document which shall not have been performed and take any other action which the Lender deems necessary for the maintenance or preservation of any of the Collateral or its Security Interest in the Collateral. If an Event of Default has occurred and is continuing, all moneys advanced by the Lender in connection with the foregoing shall, whether or not there are then outstanding any credit extensions made under the Credit Agreement or the Credit Agreement is in effect, bear interest at the post-maturity rate provided in Section 3.2.2 of the Credit Agreement (or such lower maximum rate as shall be legal under applicable law), and shall be repaid together with such interest by the Borrower to the Lender, upon the latter's demand, and shall be secured hereby prior to any other indebtedness or obligation secured hereby, but the making of any such advance by the Lender shall not relieve the Borrower of any default hereunder or thereunder.

         (c) The Lender, in its sole discretion, may apply any amounts which it receives from whatever source on account of the Obligations toward the payment of the Obligations in such order of application as the Lender, in its sole discretion, may from time to time elect, subject to the terms and provisions of the Credit Agreement.

         SECTION 12. TERMINATION. This Agreement shall terminate when all of the Revolving Loan Commitment shall be terminated and all the Obligations have been fully and finally paid and performed, at which time the Lender shall reassign and redeliver (or cause to be reassigned and redelivered) to the Borrower or to such Person as the Borrower shall designate, against receipt, such of the Collateral (if any) assigned by the Borrower to the Lender as shall not have been sold or otherwise applied by the Lender pursuant to the terms hereof and shall still be held by it hereunder, together with appropriate instruments of reassignment and release. Any such reassignment shall be without recourse upon or representation or warranty by the Lender, except a warranty that the Lender has not encumbered or otherwise reassigned such Collateral, and shall be at the sole cost and expense of the Borrower.

         SECTION 13.  PROTECTION OF INTELLECTUAL PROPERTY COLLATERAL.

         (a) The Borrower shall not, unless the Borrower shall either (i) reasonably and in good faith determine (and notice of such determination shall have been delivered to the Lender) that any of the Patents is of negligible economic value to the Borrower, or (ii) have a reasonable and valid business purpose to do otherwise, do any act, or omit to do any act, whereby any of the Patents may lapse or become abandoned or dedicated to the public or unenforceable.

         (b) The Borrower shall not, and the Borrower shall not permit any of its licensees to, unless the Borrower shall either, (i) reasonably and in good faith determine (and notice of such determination shall have been delivered to the Lender) that any of the Trademarks is of negligible economic value to the Borrower, or (ii) have a reasonable and valid business purpose to do otherwise:

                  (i) fail to continue to use any of the Trademarks in order to maintain all of the Trademarks in full force free from any claim of abandonment for non-use;

                  (ii) fail to maintain as in the past the quality of products and services offered under all of the Trademarks;

                  (iii)    fail to employ all of the Trademarks
                  registered with any Federal or state or foreign authority with an appropriate notice of such registration;

                  (iv) adopt or use any other Trademark which is confusingly similar or a colorable imitation of any of the Trademarks;

                  (v) use any of the Trademarks registered with any Federal or state or foreign authority except for the uses for which registration or application for registration of all of the Trademarks has been made; or

                  (vi) do or permit any act or knowingly omit or permit any omission to do any act whereby any of the Trademarks may lapse or become invalid or unenforceable.

         (c) The Borrower shall not, unless the Borrower shall either (i) reasonably and in good faith determine (and notice of such determination shall have been delivered to the Lender) that any of the Copyrights or any of the Trade Secrets is of negligible economic value to the Borrower, or (ii) have a reasonable and valid business purpose to do otherwise, do or permit any act or knowingly omit or permit any omission to do any act whereby any of the Copyrights or any of the Trade Secrets may lapse or become invalid or unenforceable or placed in the public domain except upon expiration of the end of an unrenewable term of a registration thereof.

         (d) The Borrower shall notify the Lender immediately if it knows, or has reason to know, that any application or registration relating to any material item of the Intellectual Property Collateral may become abandoned or dedicated to the public or placed in the public domain or invalid or unenforceable, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any foreign counterpart thereof or any court or other tribunal) regarding the Borrower's ownership of any of the Intellectual Property Collateral, its right to register the same or to keep and maintain and enforce the same.

         (e) Without limitation to the foregoing, the Borrower shall have the duty to protect, preserve and maintain all of its rights in, to and under the Intellectual Property Collateral, including, without limitation, the duty to prosecute and/or defend against any and all suits contesting infringement or dilution of the Intellectual Property Collateral, any other suits containing allegations respecting the validity of or breaches with respect to the Intellectual Property Collateral, and any suits claiming injury to the goodwill associated with any of the Trademarks. Any expenses incurred in protecting, preserving and maintaining the Intellectual Property Collateral shall be borne by the Borrower. After the occurrence of an Event of Default and during the continuation thereof to the maximum extent permitted by law, the Lender shall have the right, without taking title to any Intellectual Property Collateral, to prosecute and/or defend any such suits or claims or to enforce any or all Intellectual Property Collateral, or any rights or obligations thereunder or its Security Interest in any or all of the Intellectual Property Collateral, in which event the Borrower shall, at the request of the Lender, do any and all lawful acts and execute any and all proper documents required by the Lender in aid of such enforcement. All costs and expenses incurred by the Lender after the occurrence of an Event of Default in connection with the foregoing, shall, whether or not there are then outstanding any Revolving Loans under the Credit Agreement or whether or not the Credit Agreement is in effect, bear interest at the post-maturity rate provided in Section 3.2.2 of the Credit Agreement and shall be repaid together with such interest by the Borrower to the Lender, upon the latter's demand, and shall be secured hereby, but the making of any such advance by the Lender shall not relieve the Borrower of any default hereunder. In addition, the Borrower hereby indemnifies (which indemnification shall survive any termination of this Agreement) and holds harmless the Lender from any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements (including reasonable attorneys' fees) of any kind whatsoever which may be imposed on, incurred by or asserted against the Lender in connection with or in any way arising out of such suits, proceedings or other actions except with respect to gross negligence or willful misconduct on the part of the Lender. Notwithstanding the foregoing, the Lender shall have no obligations or liabilities regarding the Intellectual Property Collateral or any of them by reason of, or arising out of, this Agreement.

         (f) If an Event of Default shall have occurred and be continuing, upon demand of the Lender, the Borrower shall execute and deliver to the Lender an assignment or assignments of any or all of the Intellectual Property Collateral, and such other Collateral which will prevent such an assignment from constituting an assignment in gross and execute and deliver such other documents as are necessary or appropriate to carry out the intent and purposes of this Agreement; PROVIDED that the failure of the Borrower to comply with such demand will not impair or affect the validity of SECTION 2 hereof. The Borrower agrees that such an assignment shall be applied to reduce the Obligations then due only to the extent that the Lender receives net cash proceeds in respect of the sale of, or other realization upon, the Intellectual Property Collateral and such other Collateral; such cash proceeds to be applied to the payment of expenses incurred in connection with the Intellectual Property Collateral and such other Collateral, including reasonable attorneys' fees and legal expenses, and any balance of such proceeds shall be applied by the Lender as provided in SECTION 10(a)(II).

         SECTION 14.  SUBMISSION TO JURISDICTION; GOVERNING LAW.

         (a) THE BORROWER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT SITTING IN CHICAGO, ILLINOIS

OVER ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, AND THE BORROWER HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH STATE OR FEDERAL COURT. THE BORROWER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING. THE BORROWER IRREVOCABLY CONSENTS TO THE SERVICE OF ANY AND ALL PROCESS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES OF SUCH PROCESS TO THE BORROWER AT ITS ADDRESS SPECIFIED FOR NOTICES IN THE CREDIT AGREEMENT. THE BORROWER AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

         (b) THE BORROWER AGREES NOT TO INSTITUTE ANY LEGAL ACTION OR PROCEEDING AGAINST THE LENDER OR THE DIRECTORS, OFFICERS, EMPLOYEES, AGENTS OR PROPERTY THEREOF, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, IN ANY COURT OTHER THAN THE ONE HEREINABOVE SPECIFIED IN THIS SECTION
14. NOTHING IN THIS SECTION 14 SHALL AFFECT THE RIGHT OF THE LENDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF THE LENDER TO BRING ANY ACTION OR PROCEEDING AGAINST THE BORROWER OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTIONS.

         (c) THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS WITHOUT REGARD TO ITS PRINCIPLES OF CONFLICTS OF LAW. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement. All obligations of the Borrower or any related Person and rights of the Lender and any other holder of a note or liability expressed in this Agreement shall be in addition to and not in limitation of those provided in applicable law or in any other written instrument or agreement relating to any of the Obligations.

         SECTION 15.  MISCELLANEOUS PROVISIONS.

         (a) The Lender shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral if it takes such action for that purpose as the Borrower requests in writing, but failure of the Lender to comply with any such request shall not of itself be deemed a failure to exercise reasonable care, and no failure of the Lender to preserve or protect any rights with respect to Collateral against prior parties, or to do any act with respect to the preservation of

Collateral not so requested by the Borrower, shall be deemed a failure to exercise reasonable care in the custody or preservation of such Collateral.

         (b) After occurrence of an Event of Default and during the continuation thereof the Borrower hereby appoints the Lender, with full power of substitution, as such Borrower s attorney-in-fact for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument which the Lender may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Borrower agrees that the Lender shall have the right and authority to make claim for, and receive and give acquittances for payment on account of, loss under any insurance policy covering the Collateral, or any part thereof, and to receive, endorse and collect all checks, drafts and other orders for the payment of money representing the proceeds of such insurance.

         (c) No delay on the part of the Lender in exercising any right, power or remedy shall operate as a waiver thereof, nor shall the single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. No amendment, modification or waiver of, or any consent with respect to, any provision of this Agreement shall in any event be effective unless the same shall be in writing, and signed and delivered by the party to be bound thereby, and then such amendment, modification, waiver or consent shall be effective only in the specific instance and for the purpose for which given.

         (d) All of the Borrower's obligations and all of the Lender's rights, powers and remedies specified herein are in addition to all other obligations, rights, powers and remedies required of or possessed by them, including, without limitation, those provided by applicable law or in any other written instrument or agreement relating to any of the Obligations or any security therefor. The Borrower agrees that if at any time all or any part of any payment theretofore applied by the Lender to any of the Obligations is or must be rescinded or returned by the Lender for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of the Borrower), such Obligations shall, for the purposes of this Agreement, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by the Lender, and this Agreement shall continue to be effective or be reinstated, as the case may be, as to such Obligations, all as though the Lender had not made such application.

         (e) The powers conferred on the Lender hereunder are solely to protect its interest (on behalf of the holders of the Obligations) in the Collateral and shall not impose any duty on it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Lender shall have no duty as to any Collateral or responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not the Lender has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against prior parties or any other rights pertaining to the Collateral.

         (f) All notices or other communications hereunder shall be given in the manner specified under Section 9.2 of the Credit Agreement.

         (g) The rights and privileges of the Lender hereunder shall inure to the benefit of its successors and assigns. This Agreement shall be binding upon the Borrower and its legal representatives, successors and assigns.

         (h) At the option of the Lender, this Agreement, or a carbon, photographic or other reproduction of this Agreement or of any Uniform Commercial Code financing statement covering the Collateral or any portion thereof, shall be sufficient as a Uniform Commercial Code financing statement and may be filed as such.

         (i) The section headings in this Agreement are inserted for convenience of reference and shall not be considered a part of this Agreement or used in its interpretation.

         (j) This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall for all purposes be deemed an original, but all such counterparts shall together constitute but one and the same Agreement. The Borrower hereby acknowledges receipt of a true, correct and complete counterpart of this Agreement.

         (k) TO THE EXTENT ENFORCEABLE UNDER APPLICABLE LAW, THE BORROWER HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER OR RELATED TO THIS AGREEMENT, ANY COLLATERAL OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION WITH THE FOREGOING OR ARISING FROM ANY CREDIT RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A JUDGE AND NOT BEFORE A JURY.

         (l) The Borrower hereby expressly waives: (i) notice of the acceptance by the Lender of this Agreement, (ii) notice of the existence or creation or non-payment of all or any of the Obligations, (iii) to the fullest extent permitted by law, presentment, demand, notice of dishonor, protest, and all other notices whatsoever, and (iv) all diligence in collection or protection of or realization upon the Obligations or any thereof, any obligation hereunder, or any security for or guaranty of any of the foregoing.

         (m) The Lender may, from time to time, whether before or after any of the Obligations shall be due, in its sole discretion and without notice to the Borrower (but subject to the terms and provisions of the Credit Agreement), assign or transfer any or all of its interest in the Obligations; and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Obligations shall be and remain Obligations for purposes of this Agreement, and each and every immediate and successive assignee or transferee of any of the Obligations or of any interest therein shall, to the extent of the interest of such assignee or transferee in the Obligations, be entitled to the benefits of this Agreement to the same extent as if such assignee or transferee were the Lender.

         (n) The Borrower shall not be subrogated to any rights of the Lender hereunder by reason of any amounts received hereunder or in connection with the Collateral until all Obligations have been fully paid and performed and all Commitments have been terminated.

         (o) The Lender acts herein as agent for itself and any and all present and future holders of the Obligations.

         (p) The Borrower hereby acknowledges that there are no conditions to the effectiveness of this Agreement.

         (q) If any item of Collateral hereunder also constitutes collateral granted to the Lender under any other mortgage, agreement or instrument, in the event of any conflict between the provisions under this Agreement and those under such other mortgage, agreement or instrument relating to such Collateral, the provision or provisions selected by the Lender shall control with respect to such Collateral.

         (r) All rights of the Lender and the Security Interest granted to the Lender hereunder, and all obligations of the Borrower hereunder, shall be absolute and unconditional, irrespective of (i) any lack of validity or enforceability of the Credit Agreement, the Note, or any other Loan Document or any instrument relating thereto, or (ii) any other circumstance which might otherwise constitute a defense available to, or a discharge of, a guarantor or a third party grantor of a Security Interest.

         IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.


                                        CERION TECHNOLOGIES INC.,
                                        as Borrower




                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------




                                        LASALLE NATIONAL BANK, as Lender

                                        By:
                                           -------------------------------------
                                        Title:
                                           -------------------------------------

                                   SCHEDULE I
                                   ----------
                                   TRADEMARKS
                                   ----------

                              Registered Trademarks
                              ---------------------

                                                     Certificate of
                 Date of                             Registration
Trademark        Registration    Jurisdiction        Number
- - ---------        ------------    ------------        ------


                                      None.


                         Pending Trademark Applications
                         ------------------------------

                 Date of                             Serial
Trademark        Application     Jurisdiction        Number
- - ---------        -----------     ------------        ------


                                      None.


                      Trademark Applications in Preparation
                      -------------------------------------

                 Expected                            Products/
Trademark        Docket No.      Jurisdiction        Filing Date      Services
- - ---------        ----------      ------------        -----------      --------


                                      None.


                               Trademark Licenses
                               ------------------

Licensor         Licensee        Effective Date      Expiration Date  Trademark
- - --------         --------        --------------      ---------------  ---------

                                      None.

                                   SCHEDULE II
                                   -----------
                                   COPYRIGHTS
                                   ----------

                              Registered Copyrights
                              ---------------------

                                                                Certificate of
                           Date of                              Registration
Title      Author(s)       Registration        Jurisdiction     Number
- - -----      ---------       ------------        ------------     ------


                                      None.


                         Pending Copyright Applications
                         ------------------------------

                           Date of                              Serial
Title       Author(s)      Application         Jurisdiction     Number
- - -----       ---------      -----------         ------------     ------


                                      None.


                      Copyright Applications in Preparation
                      -------------------------------------

                                                                Expected
Title      Author(s)       Docket No.          Jurisdiction     Filing Date
- - -----      ---------       ----------          ------------     -----------


                                      None.


                               Copyright Licenses

Licensor   Licensee        Effective Date      Expiration Date  Subject
- - --------   --------        --------------      ---------------  -------
Matter
- - ------

                                None.

                                  SCHEDULE III
                                  ------------
                                     PATENTS
                                     -------

                                 Issued Patents
                                 --------------

                                      Date of                      Patent
Title                 Inventor(s)     Issue       Jurisdiction     Number
- - -----                 -----------     -----       ------------     ------


                                      None.


                           Pending Patent Applications
                           ---------------------------

                                      Date of                      Serial
Title                 Inventor(s)     Filing      Jurisdiction     Number
- - -----                 -----------     ------      ------------     ------

Variable Speed        Berbaum         10/18/95    USA              08/544,720
Directional           Greenlaw
Planetary Grinding    Hickman
or Polishing          Hughes
Apparatus             Marchand

                       Patent Applications in Preparation
                       ----------------------------------

                                                                   Expected
Title                 Inventor(s)     Docket No.  Jurisdiction     Filing Date
- - -----                 -----------     ----------  ------------     -----------


                                      None.


Patent Licenses
- - ---------------

Licensor     Licensee      Effective Date     Expiration Date   Subject
- - --------     --------      --------------     ---------------   -------
Matter
- - ------

                                None.

                                   SCHEDULE IV
                                   -----------
                              TRADE SECRET LICENSES
                              ---------------------

Licensor     Licensee      Effective Date     Expiration Date   Subject
- - --------     --------      --------------     ---------------   -------
Matter
- - ------

                                None.

                                   SCHEDULE V
                                   ----------

LOCATIONS OF COLLATERAL
- - -----------------------


1401 Interstate Drive
Champaign, Illinois 61821



LOCATION OF CHIEF EXECUTIVE OFFICE
- - ----------------------------------


Same as above.

                                   SCHEDULE VI
                                   -----------

                  THIRD PARTY LOCATIONS OF THE BORROWER'S GOODS
                  ---------------------------------------------

                                      None.

                                  SCHEDULE VII
                                  ------------

                                   TRADE NAMES
                                   -----------

Current Trade Names
- - -------------------

                            Cerion Technologies Inc.

Prior Trade Names
- - -----------------

                                    NPT Inc.

                                    EXHIBIT A
                                    ---------

                            Form of Waiver Agreement
                       (Landlord's or Mortgagee's Waiver)

RECORDING REQUESTED BY AND
WHEN RECORDED RETURN TO:

LaSalle National Bank
120 South LaSalle Street
Chicago, Illinois 60603

                            DECLARATION AND AGREEMENT
                            -------------------------

         In order to induce LaSalle National Bank, as the Lender, to extend credit to Cerion Technologies Inc., as the Borrower, pursuant to that certain Credit Agreement dated as of May 31, 1996 (the "CREDIT AGREEMENT"), secured pursuant to that certain Security Agreement, dated as of the same date, by and between the Lender and the Borrower (as the same may be amended, modified or supplemented from time to time hereafter, the "SECURITY AGREEMENT"), by certain property described more particularly on Annex A attached hereto (the "PROPERTY"), some or all of which Property may be located upon that certain real property located at ______________________, a legal description of which is attached hereto as Annex B (the "PREMISES"), and, in consideration thereof, the undersigned declares and agrees as follows:

         (i)  The undersigned has an interest in the Premises as (as indicated):

              ______   Owner;

              ______ Mortgagee or Beneficiary under a Mortgage or a Deed of Trust; or

              ______   Other (describe): ____________________________________

    (ii) The Property shall at all times be and remain personal property, and shall not be an accession or addition to or fixture on the Premises, regardless of the fact that it may be installed thereon or in any manner attached thereto, and the undersigned shall acquire no title to or interest in the Property by virtue of any installation or attachment.

   (iii) Any and all liens, claims, demands, rights or interests which the undersigned now has or hereafter acquires in, on or to the Property and all additions thereto and replacements and substitutions therefor, including, without limitation, the right to levy, distrain, take possession of or sell for unpaid rent, shall be and are hereby made subordinate and inferior to any now existing or hereafter arising lien or security interest of the Lender in the Property.

    (iv) The Lender may, at no expense to the undersigned, in accordance with the terms of agreements between the Lender and the Borrower, enter onto the Premises at any time or times and take possession of, sever or remove the Property or any part thereof and said Property upon such possession, severance and/or removal may be sold, transferred or otherwise disposed of free and discharged of all liens, claims, demands, rights or interests of the undersigned.

         (v) The undersigned agrees not to take any action to terminate the Borrower's right to occupy the Premises or to have the Property located on the Premises removed therefrom without thirty (30) days prior written notice to the Lender at its address shown below. Prior to the undersigned taking any of the actions described in the preceding sentence, the Lender shall have the right (but not the obligation) to cure or cause to be cured any default by the Borrower giving rise to such action within the following time periods from and after receipt by the Lender of notice of such contemplated action from the undersigned: ten (10) days more (with respect to monetary defaults) and twenty-five (25) days more (with respect to nonmonetary defaults) than the period of time granted to the Borrower to cure such defaults; PROVIDED, HOWEVER, that if the nature of any non-monetary default is such that the same cannot be cured within said 25 day period, the Lender shall be given such additional period of time as may be necessary to cure the default provided that the Lender commences the cure within said 25 day period and proceeds diligently thereafter to complete such cure.

    (vi) All terms and conditions of this Declaration and Agreement shall be binding upon the heirs, executors, administrators, legal representatives, successors and assigns or encumbrancers of the undersigned.

   (vii) This Declaration and Agreement shall be governed by and construed in accordance with the internal laws of the State of Illinois, without regard to its principles of conflict of laws.

  (viii) This Declaration and Agreement may be recorded or filed in the jurisdiction where the Premises are located.

         Executed this _____ day of ________________, 1996.


                                        _________________________________



                                        By_______________________________
                                        Name:____________________________
                                        Title:___________________________

Acknowledged and Agreed to this
__ day of __________, 1996:

CERION TECHNOLOGIES INC.,
 as Borrower


By:______________________________       Attest:__________________________
Title:___________________________       Title:___________________________


LASALLE NATIONAL BANK

By:______________________________
Title:___________________________

                                     ANNEX A

                                    PROPERTY

         All of Borrower's right, title and interest in all personal property and fixtures of the Borrower wherever located, whether now or hereafter existing, owned, licensed, leased, consigned, arising or acquired (the "Collateral"), including, without limitation, the Borrower's:

                           (i) Goods (including, without limitation, all of the Borrower's Equipment, Fixtures and Inventory) (as such Goods, Equipment, Fixtures and Inventory are defined below);

                           (ii) Computer Hardware and Software (as defined below) and all rights with respect thereto, including, without limitation, any and all licenses, options, warranties, service contracts, program services, test rights, maintenance rights, support rights, improvement rights, renewal rights and indemnifications and any substitutions, replacements, additions or model conversions of any of the foregoing;

together with: (x) all books, ledgers, books of account, records, writings, data bases, information and other property relating to, used or useful in connection with, evidencing, embodying, incorporating or referring to, any of the foregoing; and (y) all proceeds, products, rents, issues, profits and returns of and from any of the foregoing.

         For purposes of this ANNEX A, terms shall have the following meanings (which definitions shall be applicable to the singular and plural forms of such terms):

                                    "Computer Hardware and Software" shall mean
                           (i) all computer and other electronic data processing hardware, integrated computer systems, central processing units, memory units, display terminals, printers, features, computer elements, card readers, tape drives, hard and soft disk drives, cables, electrical supply hardware, generators, power equalizers, accessories and all peripheral devices and other related computer hardware, whether now owned, licensed or leased or hereafter acquired by the Borrower; (ii) all software programs, whether now owned, licensed or leased or hereafter acquired by the Borrower, designed for use on the computers and electronic data processing hardware described in CLAUSE (i) above, including, without limitation, operating system software, utilities and application programs in whatsoever form (source code and object code in magnetic tape, disk or hard copy format or any other listings whatsoever); (iii) all firmware associated therewith, whether now owned, licensed or leased or hereafter acquired by the Borrower; and
                           (iv) all documentation
                           for such hardware, software and firmware described in the preceding CLAUSES (i), (ii) and (iii), whether now owned, licensed or leased or hereafter acquired by the Borrower, including, without limitation, flow charts, logic diagrams, manuals, specifications, training materials, charts and pseudo codes.

                                    "Equipment" shall mean all furniture,
                           furnishings, fixtures, machinery and equipment of the Borrower of every description used or useful in the conduct of the Borrower's business, and all accessories, accessions, additions, attachments, substitutions, replacements, improvements, parts and other property now or hereafter affixed thereto or used in connection therewith.

                                    "Fixture" shall have the meaning assigned to
                           such term in the Uniform Commercial Code.

                                    "Goods" shall have the meaning assigned to
                           such term in the Uniform Commercial Code.

                                    "Inventory" shall mean any and all goods,
                           merchandise and other personal property, including, without limitation, goods in transit, wheresoever located and whether now owned or hereafter acquired by the Borrower which are or may at any time be held for sale or lease, furnished under any contract of service or held as raw materials, work in process, supplies or materials used or consumed in the Borrower's business, and all such property the sale or other disposition of which has given rise to Accounts and which has been returned to or repossessed or stopped in transit by the Borrower.

                                    "Person" shall mean any natural person,
                           corporation, partnership, limited liability company, firm, association, government, governmental agency or any other entity, whether acting in an individual, fiduciary or other capacity.

                                    "Uniform Commercial Code" shall mean the
                           Uniform Commercial Code as in effect in the State of Illinois on the date of the Security Agreement.

                                     ANNEX B

                          LEGAL DESCRIPTION OF PREMISES

STATE OF _________         )
                           )       SS.
COUNTY OF ________         )

         The foregoing instrument was acknowledged before me this ____ day of __________, 19___, by ____________________, the __________ of
________________________, a ____________________.

         WITNESS my hand and official seal.




                                  _________________________________
                                  Notary Public
                                  My commission expires ___________
                                  My address is


                                  ________________________________
                                  ________________________________

STATE OF _________         )
                           )       SS.
COUNTY OF ________         )

         The foregoing instrument was acknowledged before me this ____ day of __________, 19___, by ____________________, a ____________ of
____________________________, a __________________ corporation.

         WITNESS my hand and official seal.



                                  _________________________________
                                  Notary Public
                                  My commission expires ___________


                                  ________________________________
                                  ________________________________